UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  January 1, 2021 through December 31, 2021

Item 1. Reports to Stockholders.

(a)

Evermore Global Value Fund
Annual Report  •  December 31, 2021

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	13

Sector Allocation (Unaudited)	14

Expense Example (Unaudited)	15

Schedule of Investments	16

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	37

Annual Review of Liquidity Risk Management Program (Unaudited)	38

Approval of Investment Advisory Agreement (Unaudited)	39

Trustees and Executive Officers (Unaudited)	40

Additional Information (Unaudited)	42

Privacy Notice (Unaudited)	43

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than simply pick undervalued stocks and hope for their prices to rise.  We invest in companies where we have determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

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Original Fact-Based Research.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

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Business Operating Experience.  Our senior team has hands-on business operating experience including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

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A Global Network of Strategic Relationships.  Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of the incumbent company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

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Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically investing in 30 to 40 names with a high percentage of investments in our top 10 holdings.

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Investing Across the Capital Structure.  We evaluate all components of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family-controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

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Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, distressed companies involved in reorganizations or financial restructurings, and distressed companies that emerged from bankruptcy or reorganization.

• Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolio.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“The big money is not in the buying or selling, but in the waiting.” – Charlie Munger

Dear Shareholder:

Before I get started with my review of 2021, I would like to wish you all the best for a happy, safe, healthy, and prosperous 2022.  Going into 2021, we were hopeful that the advent of COVID-19 vaccines would soon mark the end of the pandemic, but we have all had to endure the Delta and Omicron variants, which have continued to disrupt our work and personal lives.  More on the pandemic and its impact in a bit.

2021 was a frustrating year for us.  Actually, the last two years have been quite frustrating.  The performance of the Evermore Global Value Fund (the “Fund”) has been basically just about flat since the start of 2020, which certainly does not meet the standard we set for ourselves.  But the performance figures over the past two years do not tell the whole story.  We have had an enormous amount of activity behind the scenes that just hasn’t yet manifested itself into the Fund’s performance.  My goal for this letter is to, of course, update you on 2021, but also to share some of what we are hearing and seeing out there, discuss the inputs that help inform our investment decisions, and to be certain you understand how the Fund is positioned as 2022 begins.

Following the huge shock of the pandemic in 2020, last year was marked by several major discussion points:  unusual supply shortages, the surge in inflation, two new waves of the pandemic, and the looming crisis surrounding Russia and Ukraine. All of these factors that shaped 2021 have now cast a shadow over the early outlook for 2022.  Although I am an optimist and believe that positive corporate and economic fundamentals should prevail over time, there are still a few big picture issues that we do need to think about.

Beginning with the pandemic, we are cautiously optimistic we could be reaching the end.  Vaccines, natural immunity, and a weaker virus, together, are making it appear that serious COVID-19-related illnesses are in decline.  While anecdotal, we know many people who have tested positive for Omicron in the last few weeks, and every single one of them, and their families, are fine; their cases were extremely mild.  Now, this could just be a really fortunate group, but I hope the same can be said in your lives, among your friends and family.  But this is not to say all the risk is gone.  In my mind, the pandemic is still the number one market risk, as it is still possible a new, more aggressive variant could easily set back the complete reopening of society globally.  For example, just take a look at China.  They shut down some cities again to slow the spread of Omicron, and we saw the impact these new closures could have on the supply chain.  The spread of Omicron across Europe has also slowed down their economic rebound.  But, we remain hopeful that last year’s rollercoaster with so many fits and starts will not reoccur in the new year.

In 2020, we often spoke about pent-up demand, and in 2021 we saw that pent-up demand unleashed globally, which put real strain on global supply chains and systems.  This coiled spring-like flurry of activity shows us that economic activity really can bounce back fast once a pandemic wave fades.  But here we are again, another northern hemisphere winter with COVID-19-related slowdowns.  The truth is, yes, shutdowns really moderate business activity, everywhere, not just in China or Europe.  Supply and demand get out of whack, customers and businesses behave more cautiously, and these shifts lead to bottlenecks, rising backlogs, and in turn, more delays.  But much of this, on a day-to-day basis, seems like a lot of noise, and these starts and stops should become less frequent, and continue to dissipate.  And this improvement should have an enormously positive impact on supply chains.

Frankly, we believe the last two years point to the system just not being able to handle volatility and scale of what is still a growing world.  And, not coincidentally, this sub-optimal infrastructure is also why we are big believers in the modernization of industrial-type businesses in the years ahead.  Lucky for us, we believe we own a good number of companies that will benefit from this modernization and digitalization.  But more on that another time, let’s move on to inflation.

Inflation is a word that now strikes fear into the markets. Up until perhaps a year ago there was minimal focus on inflation as it had not been a concern for the markets for over a decade.  We talk to management teams all the time.  A key part of the discussion more recently is how inflation has, or will, impact their businesses.  A number of the CEOs with whom we have spoken discussed how some small, yet critical, components that once were maybe $1 per unit are now $100 per unit.  This may not be that big a problem if they are selling high-priced items, but if we are talking about a $275 item, it is a very big problem.  Companies can often pass through some, or all, of the cost increase, but in other cases it just is not possible.

We have a cross section of companies in the portfolio.  Some, like Universal Music, Nordic Entertainment Group and MTG, will see virtually no impact from raw materials inflation, as they are asset-light businesses.  Others, like Montana Aerospace, Lifco and Storskogen, will be impacted but have thus far been able to pass through most of the price increases.  And then there are companies like ZIM and MPC Container Ships that are actually benefiting from inflation, as well as supply chain and logistics issues.  Their charter rates have exploded with demand remaining strong.  Remember, the shippers get paid whether they are sitting at the port with goods to be disembarked or moving back and forth to and from China.

Let’s talk about the situation between Russia and Ukraine.  It is impossible to know what will happen here.  A Russian invasion of Ukraine could potentially send shivers around global markets for a while.  It might raise commodity prices and add to near-term inflationary pressures.  What we do know is that, suddenly, there are over one hundred thousand troops and heavy armaments on Ukraine’s Southeastern and

Northeastern borders.  And these forces are being supplemented with Russian forces in Belarus, close to Ukraine’s capital, Kyiv.  Simultaneously, Putin has demanded that NATO rollback forces from member states, which include the nations formally contained within the USSR like Latvia and Lithuania.  It seems, however, that he is about to achieve the opposite, as President Biden has considered plans which would send thousands of American troops and tank busters to Eastern Europe.  So, all of this means the situation has elevated risks.  In our view, it could end up being sabre rattling or it could be something much more.

So, what’s the punchline in these observations? In the absence of another mega shock, I continue to expect that 2022 will turn into a decent year for the world economy and a reasonable one for the markets.  We view occasional bouts of uncertainty, and market corrections, as buying opportunities.

I don’t hide the fact that I am a Warren Buffett fan – I’ve gone to Berkshire Hathaway’s annual meeting for over 20 years, and I’m going to go again in 2022.  But like Buffett and Munger preach, I think it’s much more important to focus on things you can control, what you own, what those assets are doing, and how they can benefit you in the future.

Over the last 18 months, you may have heard or read about how we refocused the portfolio – we have moved out of many commodity type businesses, and have owned more specialty and family-controlled businesses.  We believe it is key to have a deep understanding of how the value will get to the shareholders.  And I truly feel we do, when owning these types of companies.  And yet, here we are, frustrated with recent results, during extraordinary times.  Smaller caps have been penalized more severely than larger caps when the market has dropped.  In some cases, these price movements made little to no sense, especially in light of the catalysts we see on the horizon.  And not just any catalysts.  We focus only on those catalysts we believe can be reflected in the stock price.

Asset sales are a great example and we have seen quite a number in recent months.  Here are some examples:

•
Modern Times Group MTG AB had massive news in January when they announced the sale of their eSports division, at an incredible valuation.  The price was huge, over $1 billion, which was more than we estimated it was worth.  We believe this is transformative news and will lead to both a return of capital to shareholders and a net cash war chest for the company.

•
Several months ago, Vivendi SA announced a sale of 10% and then the spinoff of Universal Music Group.  This is the first step in the latest chapter of the transformation of Vivendi.  We expect more asset sales this year, which will bolster an already net cash balance sheet.

•
Bolloré Group announced they are in exclusive talks to sell their African ports business for over $6 billion.  This would be an enormous windfall creating yet another net cash balance sheet in the portfolio.

•
IAC/InterActiveCorp holding Turo Inc., a peer-to-peer car sharing service, filed for an initial public offering (IAC owns 27% of Turo equity).  Furthermore, IAC has a significant amount of net cash for future acquisitions.

•	Exor NV sold PartnerRe for $9 billion. We estimate they now have a net cash position for new acquisitions and higher dividends.

•	Calumet Specialty Products Partners, L.P. has restructured its debt and is now aggressively moving to monetize its renewable diesel business, a game changer for the company and its shareholders.

So where are we today? We own a portfolio of exceptionally strong balance sheets – nearly 75% of the portfolio has virtually no debt or a net cash position.  We own businesses with solid underlying cash flows and potential for growth.  Frankly, we believe the quality of our portfolio is robust and we don’t remember a time where we have owned a portfolio with so many catalysts underway.  We are excited for the year ahead.

Portfolio Snapshot:  Bolloré Group / Vivendi SA / Universal Music Group

I have been talking about Vivendi for many years now – how it was undervalued and that their ownership of Universal Music Group was an incredible gem.  During 2012, Bolloré Group, which is led by Vincent Bolloré, sold their television programming assets to Vivendi in return for Vivendi shares and cash.  I had already been an investor in Bolloré since we started the Fund in 2010 and, in fact, I had owned the stock for many years before as well.  We had always viewed Vivendi as a media and telecom conglomerate that was exceptionally undermanaged – a perennial tomorrow story, and even more bluntly, a true value trap.  However, once we saw Bolloré take stock in Vivendi, we knew the game had changed.  Bolloré’s approach has always been to find good assets and businesses that were trading at bargain prices. Over the next few years, Bolloré steadily increased its ownership in Vivendi to just under 30% of the company.  Along the way, they took control of the Vivendi board and bought and sold several of its media assets in Europe.  Some were great purchases (e.g., a large stake in Ubisoft, which was later sold at a huge profit) and others not so great (e.g., Telecom Italia, currently the target of a bid from KKR). As Vivendi transformed from a debt laden holding company to a cash rich and slowly tightening vertical, the company began paying out larger dividends and bonus dividends.  This culminated in the fourth quarter of 2021 with the listing of Universal Music Group (“UMG”) and paying 60% of the company out as a dividend to the Vivendi shareholders while retaining a 10% holding (note that the company had previously sold 20% of UMG to Tencent Group in China and 10% to hedge fund Pershing Square).  While not the most tax efficient way to distribute this incredible asset, primarily because the company did not do a full spin out of UMG, the position has compounded at a mid to high teens return.

We plan to keep the UMG investment as their prospects, being the largest music company in the world, are incredible over the coming years.  The company now has a currency, their stock, for partnerships and acquisitions. They have a strong balance sheet, and they have an unparalleled catalogue of artists from Taylor Swift to ABBA, Justin Bieber, Bon Jovi and many others on top of a back catalogue from Frank Sinatra, Marvin Gaye, Queen and many others.  The company is finding all kinds of new ways to monetize the old library via streaming and the demands of so many new media networks for movies and television shows, video and mobile gaming and other areas that are developing including in the world of tomorrow, the Metaverse.

Bolloré Group itself is also undergoing a major transformation.  Just before year end 2021, the company announced it had entered into exclusive negotiations to sell their portfolio of African ports.  The proceeds may be in excess of $6 billion, which would give Bolloré an incredible war chest for acquisitions.  We would not be surprised to see Bolloré increase their holdings in transportation and logistics businesses.  Nor would it be a surprise if the company looked to acquire/merge with Vivendi and slowly transform the way their business empire is focused and managed with other M&A to continue the transformation as Vincent Bolloré continues the process of handing control of the group to two of his sons – Yannick, who is currently the Chairman of Vivendi and Cyrille, who is the Chairman of Bolloré Group.

Year-End Portfolio Highlights

The Fund ended the quarter with $226.6 million in net assets and 34 issuer positions.  As of quarter end, 56.9% of the Fund’s net assets were in micro- and small-capitalization (up to $2 billion) companies; 16.5% were in mid-capitalization (between $2 billion and $10 billion) companies; and 23.1% were in large- capitalization (> $10 billion) companies.  The Fund had 3.4% of its net assets in cash and equivalents as of December 31, 2021.  Set forth below please find the following geographic and strategy classification breakdowns (shown as a % of Fund net assets) as of year end.

Region Exposure	Strategy Classification

Country Exposure

Throughout the course of 2021, the Fund initiated 18 new positions and exited 15 portfolio positions.  Please note that the Fund’s portfolio turnover in 2021 was 33.4%.

I would like to highlight several of the Fund’s investments we initiated during the year.  Please also see detailed summaries of the largest contributors to and detractors from the Fund’s 2021 investment performance in the Management’s Discussion of Fund Performance section of this Annual Report.

ZIM Integrated Shipping Services (ZIM US)

The Fund initiated its position in ZIM Integrated Shipping Services (“ZIM”) in the first quarter of 2021 and it was one of the Fund’s top performing positions for the year.  Please see a detailed discussion of ZIM in the Management’s Discussion of Fund Performance section of this Annual Report.

Hemnet Group AB (HEM SS)

The Fund initiated its position in Hemnet Group (“Hemnet”) during the second quarter of 2021 when it participated in the company’s initial public offering.  Hemnet is the leading online real estate classifieds business in Sweden.  The company was created in 1998 by the larger Swedish real estate broker community and media outlets (Dagens Nyheter, Göteborgs-Posten), and for its first 15 years in existence the organization did not charge sellers a fee for listing a property. While nominal listing fees were instituted in 2013, Hemnet’s commercialization journey really only began in 2017, after General Atlantic and Sprints Capital acquired control of the firm.  Hemnet remains in the early innings of its business transformation.

As has been demonstrated internationally and across several industry verticals including real estate, online classifieds markets are typically a “winner takes most” market where strong network effects consistently reinforce the top player’s market position.  In Hemnet’s case, sellers are incentivized to list their property on Hemnet given the site’s strong traffic levels (at least 11x greater traffic than its closest competitor) and relatively low listing fee (on average a base listing fee is just ~0.05% of a property’s value).  Just as importantly, brokers are incentivized to pitch sellers on Hemnet as a listing venue as they receive commissions and fees from Hemnet.  This aligned relationship between sellers and brokers results in a positive feedback loop, providing Hemnet a near impenetrable moat around its business.

Today, Hemnet’s dominance in the Swedish market cannot be overstated.  More than 90% of all properties sold in Sweden are listed on Hemnet, and the brand enjoys near 100% awareness among buyers and sellers.  Per the company, in 2020 Hemnet had on average 63 million monthly web/app sessions; for context, Sweden has a population of ~10 million.  And, according to YouGov, the only media brands in Sweden that rank higher than Hemnet in the eyes of consumers are Spotify, Netflix, YouTube, and SVT (the Swedish national public television broadcaster).

We decided to participate in the company’s IPO even though Hemnet did not necessarily screen as cheap on near term estimates, but we believed the business was massively under-earning given that it priced its product well below the economic value it provides customers.  For example, Australian peer REA Group (REA AU) realizes fees equal to 0.33% of the sales price for an average property.  This is about 5.5x the rate that Hemnet realizes, despite Hemnet enjoying a more dominant relative market position (for instance, REA site traffic is 2x that of its nearest competitor vs. 11x for Hemnet).  Coupled with a very low level of capital intensity and the rollout of new service offerings, we believed this latent pricing opportunity would provide a powerful tailwind and allow for free cash flow to compound at a strong double-digit compound annual growth rate (“CAGR”) for many years to come.  Over time, we believed Hemnet shares will compound in value at a similar CAGR as free cash flow.

Shares of Hemnet have appreciated nicely since the IPO.  We paid an IPO price of SEK 115 for Hemnet shares in late April and shares closed the year at SEK 167.30.

MPC Container Ships AS (MPCC NO)

We initiated our position in MPC Container Ships AS (“MPCC”) during the third quarter of 2021.  MPCC is a $1.24 billion market capitalization (as of year-end) large container ship operator specializing in intra-regional trade routes.  It is the largest owner and operator of feeder container vessels (1,000-4,000 twenty-foot equivalent unit (“TEU”), smaller end of the range) globally with a total fleet of 66 vessels and approximately 142,000 TEU of total carrying capacity.

We had been closely monitoring MPCC since it was founded and listed in June 2017.  While we were invited to participate in the initial and subsequent equity raises, we decided to pass as it was in its formative stages and the then newly formed vehicle was created to opportunistically acquire new and secondhand vessels.  Starting in late 2015 we have gained a deep knowledge of the shipping space, and specifically the container segment, through our past investments (and current investment in ZIM Integrated Shipping Services that was initiated in January 2021).

MPCC’s recent acquisition of its competitor, Songa Containers, was the impetus for us to revisit the investment case.  We believe this was a transformational and highly accretive acquisition that added 11 vessels ranging from 1,000 TEU to 4,250 TEU to MPCC’s fleet that now marks the company achieving its critical mass and optimal level of operational scale.  Songa Containers was privately owned by Arne Blystad, a well-regarded Norwegian billionaire investor and shipping magnate who we have gotten to know extremely well.  Arne Blystad was the founder and chairman of one of Evermore’s past investments – Songa Bulk – a dry bulk operator that eventually merged with Star Bulk (larger competitor).  Arne Blystad and his affiliated entities own 5% of MPCC.

Like the strong cash flow generation that we have observed at ZIM, we believed MPCC was positioned similarly with its focus on value creation for shareholders through dividends and potentially special dividends.  Based on the current strong backlog and continued positive charter rate development we saw, we believed MPCC could become net debt free / net cash early in 2022.  We believed the market was not giving any credit to the near- and medium-term charters that MPCC had already secured and was too fixated on the “high” container rates that the industry was currently benefiting from.  While we fully appreciated and recognized that these peak rates were unsustainable, the reality is that port congestion was continuing to worsen and that supply chain disruptions were continuing to persist (with bigger spillover issues that span beyond the ports).

MPCC was a compelling opportunity, trading at the time of our initial purchase at 2.5x our estimate of next year’s EBITDA, much of which has been de-risked through near-term charters that have been secured.  Further, we believed that MPCC could opportunistically sell its older feeder vessels at significant premiums based on recent transactions in the secondhand vessel market.

Storskogen Group AB (STORB SS)

The Fund initiated its position in Storskogen Group AB (“Storskogen”) during the fourth quarter of 2021.  Founded in 2012, Storskogen is a $10.2 billion market cap (as of year-end), Sweden-based diversified “compounder” with a long-term focus on acquiring well-run, small- and medium-sized companies that are cash generative with market leading positions in their respective niche markets.  While Sweden was its core market during its formative years, Storskogen expanded to the broader Nordic markets including Finland, Denmark, Norway, the UK and Switzerland.  Starting in 2020, Storskogen has further expanded its reach to select European countries with acquisitions in Germany, Switzerland and the UK.  For example, the acquisition of Artum, the leading Swiss industrial holding company, which Daniel Kaplan (CEO and co-founder) refers to as a “mini-Storskogen,” will facilitate greater access to opportunities in Europe and especially the DACH region.  Storskogen focuses on three business areas: Services (construction, infrastructure, logistics, digital service, etc.), Trade (distributors, brands and producers) and Industry (manufacturing, automation, industrial technology and product solutions).

We participated in the IPO at SEK 38.50 per share, which started trading on October 6th of 2021.  Our longstanding relationships with the bankers on the IPO afforded us the opportunity to get “wall crossed” on the transaction.  Ahead of the IPO, we spent a lot of time getting to know management and understanding the entrepreneurial DNA driving this M&A machine.  The founders, Daniel Kaplan, Alexander Murad Bjärgård (current head of M&A) and Ronnie Bergström (former head of the Industry Business Area), who in aggregate control over 50% of the voting shares, have built an exceptional acquisition platform for profitable, stable and market leading companies.

Similar to Evermore’s IPO investment in Lifco (12x share price appreciation from its 11/2014 listing through year-end 2021), we categorize Storskogen as an M&A compounder, a family-controlled company that has created substantial value through its focus on buying, building, and scaling up its portfolio via acquisitions in addition to organic growth.  Storskogen has an equally impressive track record of acquisitive growth having completed 152 acquisitions since inception (as of 11/2021).  During the same period, there have been no divestments or impairments in the portfolio.  Given the robust pipeline, we believe management has already earmarked attractive targets to deploy some of the SEK 7.2 billion of IPO net proceeds in short order.

Bottom Line

The pandemic has been a boon to some investors and not so good for others. We are in the latter group.  Both 2020 and 2021 have been frustrating and disappointing overall for us and our investors.  We have taken a lot of punches.  However, we believe that the end result of the pain and frustration has put the Fund’s portfolio in a very healthy position going forward.

Inflationary pressures, the ongoing impact of the pandemic on the supply chain, and the Russia-Ukraine situation will continue to create choppy markets.  That said, we expect earnings to continue to be strong across many of the sectors and companies in which the Fund invests, which we believe should translate to an improved performance profile for the Fund in the new year.

Thank you for your continued support and confidence.  We wish you and your families a safe, healthy and prosperous 2022.

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

2021 was another challenging year for the Fund.  After three quarters, the Fund’s investment performance was basically flat.  The Fund posted strong investment results in the fourth quarter, which translated to shares of the Fund ending up over 6% for the year.  Specifically, for the year ended December 31, 2021, Institutional Class shares of the Fund were up 6.16%, lagging the performance of two of the three benchmark indices shown in the chart below – the HFRX Event Driven Index (“HFRX ED”) was up 0.48%, the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was up 7.82%, and the MSCI All Country World Index (“MSCI ACWI”) was up 18.54%.

Investment Performance for the Year Ended December 31, 2021

Two of the top five contributors to Fund performance in 2021 were U.S. companies, one was a Middle Eastern company, one was an Asian company, and one was a European company.  All of the top five detractors to Fund performance were European companies.  In 2021, the Fund’s foreign currency forward contract positions meaningfully contributed to Fund performance, while portfolio hedges were collectively a small detractor to Fund performance.  The largest equity contributors and detractors to Fund performance (aside from forward contract positions) for the year were:

Top Contributors to Fund Performance	Top Detractors From Fund Performance
Calumet Specialty Products Partners, L.P. (U.S.)	Atlantic Sapphire ASA (Sweden)
ZIM Integrated Shipping Services Ltd. (Israel)	Modern Times Group MTG AB (Sweden)
KKR & Co. Inc. (U.S.)	Aker Biomarine ASA (Norway)
MagnaChip Semiconductor Corp. (South Korea)	LPKF Laser & Electronics AG (Germany)
Storskogen Group AB (Sweden)	Ice Group AS (Norway)

Please find a discussion below about the three largest contributors and three largest detractors to Fund performance in 2021.

Calumet Specialty Products Partners, L.P. (CLMT US)

Calumet Specialty Products Partners, L.P. (“Calumet”), a U.S.-based B2B and B2C producer of specialty lubricants, waxes, solvents, and fuels, was the largest contributor to Fund performance during 2021, with its units appreciating approximately 322%.  Calumet has been a Fund holding since January 2020, with the original thesis that the company would find a buyer for its non-core Great Falls Montana refinery on an “as is” basis in order to significantly deleverage its stretched balance sheet.  The Fund first purchased units at around $3.65, and at the time, our estimate of the company’s intrinsic value was about $6.00 per unit.

However, as 2020 got underway, and lockdowns took their toll on the demand for gasoline and jet fuel, bids that did materialize for Great Falls came in at opportunistically low levels.  Similarly, a rumored process to explore the sale of Calumet’s Performance Brands division apparently also yielded unsatisfactory feedback from potential bidders.

Behind the scenes, management had been exploring the potential value uplift to Great Falls through its conversion from a petroleum fuels refinery to one also capable of producing renewable diesel (“RD”).  It is important to note that RD is not the same as biodiesel or ethanol.  Instead, it is a highly sought-after fuel which can serve as up to a 100% drop-in replacement for petroleum-derived diesel without any engine modification or excess wear and tear.

Renewable diesel is playing an ever-increasing role in the decarbonization of truck fleets and other heavy diesel users, and its production is highly incentivized through tax credits and other governmental programs.  As the Calumet team dug in, the projected economics of the conversion project continued to improve.  In fact, given Great Fall’s location, in close proximity to key inputs to production (camelina, soy, corn, animal tallows), as well as end-demand in the Pacific Northwest and British Columbia (where strong economic incentive structures for RD exist), we believe this asset may be the single most advantaged renewable diesel project in all of North America.

In February 2021, the decision to move forward with the RD conversion was made public and the market cheered the development.  What would end up being especially unique in this case, is that the Great Falls refining complex could practically and legally be carved into two, whereby legacy refining units could continue to process crude into specialty asphalts and fuels (a stable, niche, and cash flowing business), while what is now known as Montana Renewables LLC (“MRL”) could simultaneously produce up to 18,000bpd of RD and support its own ownership and capital structures.

CLMT units continued to perform well in Q2 and Q3, as Calumet’s core Specialties Business showed strong demand growth even amid rising input costs and supply chain disruptions.  However, for much of the year there also existed a cloud of uncertainty regarding how Calumet would fund the approximately $200 million in conversion costs the MRL conversion project would entail, given Calumet’s already heavily indebted balance sheet.  This changed in November 2021 when the company finally announced funding plans that were well worthy of the approximately nine months we were forced to wait for them.  Ultimately Calumet did not need to directly sell any equity in MRL, which had been our base case assumption and would have been fairly dilutive given its pre-revenue state.  Instead, enough progress at MRL around design, engineering, and long-lead time component procurement progress had been made under Calumet’s stewardship that MRL itself was able to borrow (read: non-recourse to Calumet) $300 million via a privately placed callable convertible term loan featuring a market-adjustable strike price, which came in at an all-in cost below our expectations.  The market has taken notice, as have analysts that have turned quite constructive on units post this financing announcement.  We believe this term loan looks very much like bridge project financing that may ultimately be repaid as soon as later this year as management continues to seek external validation on the value of the RD asset.

We see a number of viable paths toward a market-based valuation at the now-carved-out MRL that might take the market by surprise.  All the while, Calumet’s Specialties Business, comprised of both B2B and B2C lines, has been running very well and is seeing incredibly strong demand growth.  As such, we feel Calumet enters 2022 in a position of significant strength and flexibility.  Consider that Calumet, whose Specialties Business alone, we believe, justifies the partnership’s entire $2.5 billion enterprise value at year-end, still retains 100% of MRL, which may prove to be worth north of $3 billion in the medium term.  We believe MRL is seeing strong interest from ESG investors, infrastructure funds, SPACs, and strategics alike, for such a unique asset.  Despite units appreciating significantly over our holding period, we continue to see significant asymmetry in the situation and maintain a sizable position.

Units of CLMT closed the year at $13.20.

ZIM Integrated Shipping Services (ZIM US)

ZIM Integrated Shipping Services Ltd. (“ZIM”) was the second largest contributor to the Fund’s performance in 2021.  The Fund initiated its position in ZIM during the first quarter of 2021.  As special situations investors, we occasionally identify and take advantage of short-term security pricing irregularities in businesses undergoing a change in their capital structure.  In the case of ZIM, we capitalized on a crisis created by what we observed to be a combination of timing and a slightly mismanaged IPO process.

ZIM is an Israel-based containership operator with an asset light business model and global niche approach to operations.  The company was created in 1945 and currently accounts for approximately 1.5% of global market share, making it one of the larger players in the movement of cargo in key markets around the world.  ZIM is controlled by Kenon Holdings (28% stake), which in turn is controlled by Israel Corp, one of the largest conglomerates in Israel. Israel Corp is the investment vehicle for Idan Ofer, a billionaire shipping magnate who also controls Eastern Pacific Shipping, a privately held shipping company with a fleet comprised of over 200 dry bulk and container ships and crude tankers.

ZIM has evolved into a true turnaround story, going from a third- to first-quartile container operator (in terms of operating margins).  Their success was in large part due to the new management put in place in 2017 and through its strategic partnership with the 2M alliance (Maersk and MSC, the two largest players worldwide) starting in late 2018.  Credit can be given to CEO Eli Glickman, who has steered the company in a new direction by shifting to an asset light company; one that operates within select niche routes and that strengthens its platform by investing heavily in technology.

We were attracted to the situation precisely because of their unique business structure, which was created as a result of ZIM selling all its ships many years ago.  The company essentially arbitrages various short- and medium-term containership leases (i.e., charter-in) with their aggressive use of technology to manage all aspects of ship management, fuel, navigation, etc.  This asset light model works well as the duration of the chartered-in vessels is largely matched with the charters to end customers and is also structured with certain triggers for early termination that minimizes company exposure if freight rates go in the wrong direction.

ZIM was an incredibly interesting situation overall, especially with the massive amounts of economic stimulus just getting deployed across Europe and the planned mega spending here in the U.S. as additional underpinnings for robust conditions.  Even more exciting, as the company approached its IPO, we thought the stock was being incredibly mispriced, and was available to investors at an extremely compelling valuation.  Assuming the midpoint of the indicative IPO price range, the shares would be brought to market at about 3x our 2021 expected earnings before interest, taxes, depreciation, and amortization (“EBITDA”).  We were interested.

However, as is so often demonstrated in special situation maritime investing, timing is everything; a lesson that we have learned the last five years.  Leading up to the IPO, we spent time getting to know the management of the company, how they built the business, how they went from a low-tech traditional container operator to a high-tech model in all aspects of the business.  We decided to participate in the IPO.  There was a day in late January, just as we had given our indication of interest in the IPO to the bankers and the company, when the global markets sold off precipitously.  The shipping sector sold off dramatically on the afternoon the deal was supposed to price (for reference, the S&P and NASDAQ both closed down more than -2.5% that day).  We suggested to the bankers that they pull the deal and come back in a few weeks.  However, with ZIM scheduled to be the first U.S. shipping IPO in the last five years and the media limelight (and fanfare) too great at that point, the decision was made to plow forward.

We decided to walk away on the day the books would close on the deal, which was the first time that Evermore had ever pulled an order at such a late stage.  We felt the bankers were using the wrong strategy and the stock would fare poorly, especially as the deal was likely to price at $15 per share, below the indicative price range of $16 to $19 per share.  The bankers asked at what price we would be willing to invest. For us, this question confirmed that the decision to pull our order was correct.

ZIM was priced at $15 per share and it promptly collapsed to an intraday low of $11.34 on the first day of trading.  We felt this was a short-term crisis created by the bankers mismanaging the process and was not a true reflection of the company.  So, we started buying in the open market after the stock had collapsed.  The more transactional oriented hedge fund investors could not sell it fast enough.  We ended up buying a nice sized position between $11.50 and $12.50 per share.

There were several notable developments during 2021.  Given the company’s unique asset light business model and targeted, global niche approach, ZIM continued to generate exceptionally strong cash flows which were used to further pay down debt.  With the early redemption of unsecured notes, ZIM was no longer subject to certain dividend restrictions, ZIM paid out a special dividend of $2 per share during the third quarter (September 15th).  ZIM has continued to strengthen its balance sheet ending its recent quarter with $22 million in net debt (0.0x net debt/EBITDA).  Given our expectation for continued robust earnings, we believe ZIM is well positioned to inflect to a net cash position over the coming months.

Management raised 2021 full-year EBITDA guidance every quarter since its listing, going from $1.4 to $1.6 billion to $6.2 to $6.4 billion (as of November 2021).  Starting in the third quarter, ZIM initiated a dividend policy where approximately 20% of the quarter’s net income would be paid every quarter.  A quarterly dividend of $2.50 per share was declared for the third quarter and paid in December 2021.

The remarkable container market strength that we have seen starting in the second half of 2020 has continued into 2021, as demand for containerized goods and containerships remains strong.  Based on our diligence, we see continued strength going in 2022 but we will continue to closely monitor the rate development and supply/demand dynamics in the container segment.  We continue to have high conviction in our ZIM position.

Shares of ZIM closed the year at $58.86 and $4.50 in dividends were paid in 2021.

KKR & Co. Inc. (KKR US)

KKR & Co. Inc. (“KKR”) was the third largest contributor to Fund performance in 2021 as the firm had a banner year across the board.  Benefitting from secular tailwinds behind the shift to alternatives, KKR had a record fundraising year – for the twelve months ending 12/31/21, the firm raised $121 billion, a firm record for any full calendar year.  Fund performance remained strong, as evidenced by a 46% trailing twelve-month gross return on their flagship private equity funds (as of 12/31/21).  And, the firm closed on its majority purchase of Global Atlantic, adding nearly $100 billion of permanent capital to the firm’s fee-paying assets under management base.  Looking forward, the outlook for KKR remains constructive, and we remain optimistic of the firm’s ability to compound shareholder value at an attractive rate going forward.

Shares of KKR closed the year at $74.50.

Atlantic Sapphire ASA (ASA NO)

Atlantic Sapphire ASA (“Sapphire”) was the largest detractor from Fund performance in 2021, with its shares falling by 64.8% in the period.  The lion’s share of the drawdown was felt in the third quarter (-62%) amid a string of operational issues and negative headlines that came to light throughout the middle of the year.  We discussed the selloff and its causes in some detail in our Q3 Fund commentary.  We are happy to report that no major negative events have occurred since a devastating fire destroyed the company’s Danish facility in September.  Shares recovered somewhat in the fourth quarter (+21%) as the market perhaps digested the fact that the contemplated insurance proceeds from this event would likely far eclipse the intrinsic value of the asset.  And, after two separate site visits to Sapphire’s farm during the fourth quarter, we observed the most stable biological conditions in the facility’s history.

For those new to Atlantic Sapphire, the company is revolutionizing the salmon industry as the first scaled land-based salmon farmer.  Using recirculating aquaculture system (“RAS”) technology within a broadly patented process, Sapphire is delivering a safer, cleaner, fresher, and less-carbon intensive salmon to North America than product imported from traditional net pen farms in coastal waters from the likes of Norway and Chile.  Recently completed, Phase 1 of Sapphire’s Homestead, Florida facility is technically capable of producing 9,500 metric tons (“MT”) of salmon annually, though the company does not expect to achieve this run-rate until the second half of 2022.  The company is also well under way with an incremental 15,000 MT capacity Phase 2 expansion in Homestead and ultimately sees potential for over 200,000 MT of capacity in and around its current farm.

While the business case is sound in our view, the company still has to prove to the market it can reach operational stability and approach nameplate capacity at Phase 1.  In this regard, 2021 had a number of setbacks, including a mass salmon mortality in Florida, elevated costs that persist due to a chiller plant breakdown, and a temporary shortage of liquid oxygen, a key input to maintaining healthy water conditions for the fish.  But where we feel the market is getting it wrong is extrapolating into the future what should be one-off events of the past—largely stemming from COVID-related construction delays and issues that forced Phase 1 to begin farming operations before being fully and properly commissioned – as issues that will recur with similar frequency and severity.

Focusing on the core tenets of the investment case, Sapphire’s Phase 1 is already producing a healthy and great-tasting salmon that commands a significant price premium across the nearly 2,000 retail outlets it sells through today.  Further, the market for salmon in North America will remain undersupplied, and we have no reason to believe that this import deficit won’t grow considerably into the future (consider British Columbia is attempting to ban the practice of net pen farming over environmental concerns).  In fact, amid COVID-19 lockdowns, volumes of salmon sold through the U.S. grocery channel have been bolstered considerably, a phenomenon those we speak to in the industry believe has structurally expanded the size of Sapphire’s core market.  Lastly, Phase 1 biological stability has never looked better, and Phase 2 looks to benefit massively from the lessons learned from the missteps of Phase 1.  Phase 2’s new engineering and construction teams are already demonstrating vastly better control over those who were in charge of Phase 1.

Regarding the financing of Phase 2, we believe investor concerns over the potential for significant equity raises near today’s levels are unrealistic.  The company last reported $88 million on its balance sheet.  Existing liquidity, along with likely insurance proceeds from the fire in Denmark and potential for increased debt draws, should give the company time to demonstrate Phase 1 viability, which we trust will correspond to a recovery in its share price.  To aid investors and analysts in following the status of farm operations, management has committed to providing monthly key performance indicators so that the market can regain confidence that the company is making progress toward nameplate harvest volumes.

If a funding gap does exist, and Sapphire’s equity remains at levels the board feels are too low to fund further construction, there is no proverbial gun to anyone’s head.  Management has clearly laid out a thoughtful roadmap for how the company could potentially defer Phase 2 capital expenditures, were it necessary.  According to our conversations with the company, this might actually reduce the overall Phase 2 budget given today’s logjammed global supply chain.  While discussing financing options, we would be remiss if we did not point out that given Sapphire’s stumbles, the industry is currently seeing a dearth of financings for any other sizeable land-based farming projects that might one day seek to compete with Sapphire.

Putting it all together, for reasons we can understand, we believe the market is simply far too pessimistic on Sapphire’s ability to achieve run-rate harvest volumes while financing its continued capacity expansion.  Lending credence to our views was the November 2021 announcement that Skretting, the world’s leading fish feed producer, would construct a feed facility on or near Sapphire’s Homestead farm and enter into a long-term supply agreement with the company.  We estimate that any purpose-built facility would not turn an economic profit for Skretting until it supported harvests at Sapphire of at least 30,000 MT annually.  It thus strikes us that Skretting (which as a supplier to every major salmon producer today, has one of the best perches from which to make a determination), would not have committed significant time, energy, or capital to this project had it seen any significant impediments to Sapphire’s short-to-medium term capacity ramp.

From a valuation standpoint, once Phase 1 is fully ramped, we believe its cash flows alone can largely support today’s enterprise value.  Thus, future capacity additions, which promise much reduced design, construction, and operational risks (to say nothing of the increased asset turnover we expect over time across the entire Sapphire system from continued advances in genetics and feed science), amount to significant and free optionality.  During the third quarter, when shares were under the most acute price pressure of the year, the Fund joined several of Sapphire’s insiders in buying shares.

Sapphire shares closed the year at NOK 42.25.

Modern Times Group MTG AB (MTGB SS)

Despite having achieved a number of key milestones during the year, Modern Times Group MTG AB (“MTG”) was the second largest detractor to Fund performance in 2021.  MTG is a $1.13 billion market cap, Sweden-based holding company with gaming and Esports assets.  There were several notable developments in 2021, namely the three key acquisitions the company consummated during the year.  In the first half of 2021, MTG closed on two transformative acquisitions: Hutch Games, a UK-based, leading developer of free-to-play mobile racing games (e.g., F1 Manager, Top Drives and Rebel Racing) and Ninja Kiwi, a New Zealand-based, market leading developer of tower defense strategy games (e.g., Bloons IP franchise and SAS zombie action shooter RPG).  In July 2021, MTG announced the acquisition of PlaySimple, a rapidly growing and highly profitable developer that is the global leader in mobile word, casual games.  In our view, the addition of PlaySimple further diversifies MTG’s gaming portfolio and provides an analytics platform that can be applied to the broader portfolio.

The underperformance of MTG shares during the year was attributable to exogenous factors, largely sector rotation and investor sentiment towards the gaming sector.  China’s decision to clamp down on video game playing time (limited to 3 hours per week, comprised of 1 hour per day on Friday and weekends) dragged down the entire sector, in spite of MTG having no exposure to China.  While we were frustrated about the share price performance, especially during the third and fourth quarters where there was limited company-specific news flow, we continue to believe MTG is well positioned to continue its strategic initiatives for both the gaming and the Esports segments.

In early 2022, MTG announced the sale of its Esports business (ESL Gaming) for $1.05 billion to Savvy Gaming Group, an Esports holding company owned by the sovereign wealth fund of Saudi Arabia.  We believe this is a marquee deal for MTG’s gaming assets, where the valuation is significantly higher than our estimate of intrinsic value for this segment.  MTG intends to return at least 40% of net proceeds (tax free) to shareholders after the deal closes in the second quarter of 2022.  Going forward, MTG will have net cash on the balance sheet, as they continue to focus on their remaining core gaming business.

At the onset of the new year, we have already seen mega deals announced in the gaming sector.  In early January, the U.S.-based game publisher, Take-Two Interactive, announced it will acquire Zynga, an online and mobile game developer for $12.7 billion enterprise value, implying a transaction multiple of 30x trailing twelve months 9/30/21 adj. EBITDA and 20x 2021 consensus EBITDA.  Within a week later, Microsoft announced the acquisition of Activision Blizzard for almost $68 billion (18x 2021 adj. EBITDA and 17x consensus EBITDA).  MTG is a prime target in our view, as we expect to see more consolidation in the gaming space.

MTG shares closed the year at SEK 92.40.

Aker BioMarine ASA (AKBM NO)

Aker Biomarine ASA (“Aker Biomarine”) was the third largest significant detractor from Fund performance in 2021, with shares down 53.8% in the period.  Having invested in the company in its June 2020 IPO, it was extremely frustrating to see the investment case not play out according to our original thesis.  The company, based in Norway and majority-owned by Aker ASA, is the leader in krill harvesting and processing, with an approximate 70% market share of the global annual krill catch.

Our original view was that Aker Biomarine was in a fantastic position to leverage its recently concluded investment cycle, with a state-of-the-art vessel coming online imminently and a bolt-on in the OTC pharmaceutical space having been newly integrated.  We believed volume demand would see continued growth across the company’s various product lines.  But it was the particular strength in the further-downstream and higher value-added Superba products that we expected to drive a multi-year favorable mix-shift for the business.

Unfortunately, during the time of the Fund’s ownership, two major unforeseen issues developed over time that simply overwhelmed our positive outlook.  The first was a deterioration in the key, but fledgling, market of South Korea for AKBM’s Superba products, which as mentioned above, are a key driver to company profitability.  From a standing start, the market developed quickly as celebrity doctor programs (e.g. Dr. Oz) had rightfully touted krill oil’s clear benefits over traditional fish oils which drove leading per-capita consumption trends for the country.  A key benefit is the fact that the fatty acids in krill oil are found in the form of phospholipids, which is widely believed to help increase their absorption and effectiveness over those found in triglyceride form.  Further benefits unique to krill oil include: 1) the antioxidant astaxanthin, which has been shown to have anti-inflammatory properties; 2) choline, which supports proper cell structure and promotes cardiovascular, liver, and cognitive health; and 3) an ability to reduce “bad” cholesterol (LDL) levels among users.

Unfortunately, this quickly developing market effectively had its legs swept out from under it when adulterated and substandard imported krill oil made its way into the country.  South Korea’s Ministry of Food and Drug Safety (MFDS) temporarily halted all imports of krill oil while it investigated.  Aker BioMarine was never implicated in the scandal, and the MFDS found no issues with any of its products.  In fact, for some time, the company’s products were the only krill oils allowed back into the country.  However, despite the market officially being reopened, in practical terms, the damage done to what was an emerging product category.  It may take years for this scare to fade in the market’s collective mind.

The other major issue that developed was unfavorable krill farming conditions beyond what the company has experienced in recent history.  While there has been some variation in annual catches in recent years, 2021 stood out for its very low krill swarm densities.  These persistently disappointing catch volumes persisted for much of the farming season and led to the other key tenet of our investment thesis—leveraging growing volumes over fixed costs —to be questioned in the short term.  We simply underestimated the role Mother Nature can play for this industry when she does not feel like cooperating.  Overall, the Fund exited its position in the company in Q4 2021 at a loss and redeployed the capital into more compelling situations.

As of December 31, 2021, the Fund’s ten largest issuer positions, which represented approximately 51.1% of the Fund’s net assets, were as follows:

Issuer	Country	% Net Assets
Calumet Specialty Products	U.S.	9.74%
Lamington Road DAC	U.S.	7.14%
Modern Times Group – B Shares	Sweden	6.15%
Storskogen Group AB-B-W/I	Sweden	4.63%
Nordic Entertainment Group	Sweden	4.12%
Lifco AB – B Shares	Sweden	4.04%
Atlantic Sapphire AS	Norway	3.91%
KKR & Co Inc – A	U.S.	3.85%
ZIM Integrated Shipping Services	Israel	3.88%
Montana Aerospace AG	Switzerland	3.59%

At year-end 2021, the Fund’s cash and equivalents position stood at approximately 3.44%.

Thank you for your continued utilization of the Evermore Global Value Fund, and we look forward to writing you again later this year.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

“EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.

“Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

“Cash Flow” is the total amount of money being transferred into an out of a business, especially as affecting liquidity.

“Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

“Return on Equity” is a measure of the profitability of a business in relation to the equity.

“Return of capital” is a payment, or return, received from an investment that is not considered a taxable event and is not taxed as income.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.  This report is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Evermore Global Value Fund summary prospectus or prospectus which contains more complete information about the Fund’s investment objectives, risks, fees and expenses.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Fund.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

From its inception through December 31, 2019, the Evermore Global Value Fund was distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with US Bancorp Fund Services, LLC and US Bank N.A.  Effective January 1, 2020, the Evermore Global Value Fund is being distributed by Compass Distributors, LLC.  Compass Distributors, LLC is an affiliate of Foreside Financial Group, LLC, which was recently acquired by an affiliate of Genstar Capital.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA & HFRX Event Driven Index

Total Annualized Returns For the Periods Ended December 31, 2021:

					Since	Value of
					Inception	$10,000
	1 Year	3 Year	5 Year	10 Year	(1/1/2010)	(12/31/2021)
Investor Class	5.93%	7.20%	2.91%	7.27%	4.50%	$16,959
Institutional Class	6.16%	7.47%	3.16%	7.54%	4.75%	$17,457
MSCI All-Country World Index ex USA	7.82%	13.18%	9.61%	7.28%	5.66%	$19,371
HFRX Event Driven Index	0.48%	6.36%	2.50%	3.08%	2.30%	$13,132

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at December 31, 2021 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2021 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/21 – 12/31/21).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	07/01/21	12/31/21	07/01/21 – 12/31/21*
Investor Class Actual*	$1,000	$ 984.20	$7.90
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,017.24	$8.03

Institutional Class Actual*	$1,000	$ 984.90	$6.65
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,018.50	$6.77

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period of 1.58% for Investor Class shares and 1.33% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2021

Shares		Value
COMMON STOCKS – 89.3%

Aerospace & Defense – 3.6%
218,744	Montana Aerospace AG (Switzerland)(1)	$8,126,080

Biotechnology – 3.0%
310,661	Vivoryon Therapeutics NV (Netherlands)(1)	6,720,054

Capital Markets – 6.7%
117,155	KKR & Co, Inc. – Class A (United States)	8,728,047
245,727	Tikehau Capital SCA (France)	6,504,415
		15,232,462

Consumer Finance – 0.3%
16,710,000	Lamington Road Grantor
	Trust (United States)(1)(3)(4)(7)(8)	701,820

Diversified Financial Services – 3.9%
520,550	ESG Core Investments BV (Netherlands)(1)	5,707,174
87,100	Italmobiliare SpA (Italy)	3,222,804
		8,929,978

Electronic Equipment – 2.2%
226,003	LPKF Laser & Electronics AG (Germany)(2)	5,027,721

Entertainment – 6.1%
1,362,441	Modern Times Group MTG AB –
	B Shares (Sweden)(1)	13,931,691

Food Products – 3.9%
1,847,504	Atlantic Sapphire AS (Norway)(1)(2)	8,863,521

Independent Power and Renewable Electricity Producers – 2.1%
1,257,000	Aker Horizons AS (Norway)(1)	4,716,667

Industrial Conglomerates – 14.1%
1,557,000	Storskogen Group AB – Class B (Sweden)(1)	10,502,109
305,885	LIFCO AB (Sweden)	9,163,484
68,968	EXOR NV (Netherlands)	6,199,935
1,031,827	Bollore SA (France)	5,779,688
		31,645,216

Interactive Media & Services – 0.8%
45,500	Social Chain AG (Germany)(1)	1,854,500

IT Services – 3.0%
827,000	Byggfakta Group Nordic Holdco AB (Sweden)(1)	5,948,850
45,000	Hemnet Group AB (Sweden)(1)	833,149
		6,781,999

Marine – 10.1%
139,700	Zim Integrated Shipping – Service
	Shares – ADR (Israel)	8,222,743
1,628,349	Cadeler A/S (Denmark)(1)	6,745,226
1,568,000	MPC Container Ships AS (Norway)(1)	4,371,110
453,208	Eneti, Inc. – ADR (Monaco)	3,507,830
		22,846,909

Media – 13.2%
179,697	Nordic Entertainment Group AB –
	Class B (Sweden)(1)	9,330,674
612,600	Group Nine Acquisition Corp. –
	Class A (United States)(1)	5,972,850
39,051	IAC InterActive Corp. (United States)(1)	5,104,356
158,988	Universal Music Group NV (Netherlands)	4,485,368
623,652	Aimia, Inc. (Canada)(1)	2,440,474
178,588	Vivendi SA (France)	2,417,500
		29,751,222

Oil, Gas & Consumable Fuels – 9.7%
1,672,349	Calumet Specialty Products
	Partners LP (United States)(1)	22,075,007

Pharmaceuticals – 0.8%
1,255,000	Acacia Pharma Group PLC (Belgium)	1,817,453

Semiconductors & Semiconductor Equipment – 3.1%
339,657	MagnaChip Semiconductor Corp. (South Korea)(1)	7,122,607

Technology Hardware, Storage & Peripherals – 2.7%
239,413	S&T AG (Austria)(2)	3,995,895
291,681	VIA Optronics AG – ADR (Germany)(1)	2,143,855
		6,139,750

TOTAL COMMON STOCKS
(Cost $144,655,465)		202,284,657

Principal
Amount
CORPORATE OBLIGATIONS – 6.8%

Consumer Finance – 6.8%
$15,140,944	Lamington Road DAC
	9.750% Cash or 14.000% PIK,
	4/7/2121 (United States)(3)(4)(7)(8)	15,401,368

TOTAL CORPORATE OBLIGATIONS
(Cost $14,570,940)		15,401,368

Shares
WARRANTS – 0.2%

Consumer Finance – 0.0%(9)
4,344,786	Lamington Road Grantor Trust Warrant,
	Expiration: July, 2025,
	Exercise Price $0.20 (United States)(1)(3)(4)(7)(8)	73,831

Diversified Financial Services – 0.1%
1,000,000	2MX Organic SA,
	Expiration: November, 2025,
	Exercise Price $11.50 (France)(1)(7)	224,853
124,678	ESG Core Investments BV,
	Expiration: December, 2027,
	Exercise Price $0.20 (Netherlands)(1)(7)	91,555
		316,408
Media – 0.1%
278,333	Group Nine Acquisition Corp. – Class A,
	Expiration: January, 2026,
	Exercise Price $11.50 (United States)(1)(7)	144,734
TOTAL WARRANTS
(Cost $1,006,594)		534,973

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2021, Continued

		Notional
Contracts(5)		Value	Value
CALL OPTIONS PURCHASED – 0.3%
1,000	ZIM Integrated
	Shipping Services Ltd.,
	Expiration: March, 2022,
	Strike Price $60.00
	(Israel)	$5,886,000	$520,000

1,000	ZIM Integrated
	Shipping Services Ltd.,
	Expiration: March, 2022,
	Strike Price $85.00
	(Israel)	5,886,000	50,000

TOTAL CALL OPTIONS PURCHASED
(Cost $413,743)			570,000

Shares
SHORT-TERM INVESTMENT – 3.0%

Money Market – 3.0%
6,882,581	First American Treasury Obligations Fund –
Class X, 0.01%(6)	6,882,581
TOTAL SHORT-TERM INVESTMENT
(Cost $6,882,581)	6,882,581

SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES – 3.3%
Money Market – 3.3%
7,541,333	First American Government Obligations
Fund – Class X, 0.03%(6)	7,541,333

TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES
(Cost $7,541,333)	7,541,333
TOTAL INVESTMENTS IN SECURITIES – 102.9%
(Cost $175,070,656)	233,214,912
Liabilities in Excess of Other Assets – (2.9)%	(6,625,677)
TOTAL NET ASSETS – 100.0%	$226,589,235

Percentages are stated as a percent of net assets.
(1)	Non-income producing security.
(2)
All or a portion of this security is on loan. At December 31, 2021 the total value of securities on loan was $7,218,576, which represents 3.2% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)
These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at December 31, 2021 were $16,177,019, which represents 7.1% of net assets.

(4)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
(5)	100 shares per contract.
(6)	Seven-day yield as of December 31, 2021.
(7)	The Advisor has deemed all or a portion of these securities as illiquid. These securities have a value of $16,638,161, which represents 7.3% of total net assets at December 31, 2021.
(8)	Value determined using significant unobservable inputs.
(9)	Less than 0.1%.

Glossary of Terms
ADR – American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2021, Continued

COUNTRY ALLOCATION for Investments in Securities at December 31, 2021

Country	Long Exposure
United States^	32.1%
Sweden	21.9%
Netherlands	10.2%
Norway	7.9%
France	6.6%
Germany	4.0%
Israel	3.9%
Switzerland	3.6%
South Korea	3.1%
Denmark	3.0%
Austria	1.8%
Monaco	1.5%
Italy	1.4%
Canada	1.1%
Belgium	0.8%
Total	102.9%

Percentages are stated as a percent of net assets.

^	United States allocation includes Short-Term Investment-Money Market Fund of 3.0% and Securities Held as Collateral on Loaned Securities of 3.3%

SCHEDULE OF OPTIONS WRITTEN as of December 31, 2021

		Notional
Contracts(1)		Value	Value
CALL OPTIONS WRITTEN – 0.3%
2,000	ZIM Integrated
	Shipping Services Ltd.,
	Expiration: March, 2022,
	Strike Price $65.00
	(Israel)	$11,772,000	$720,000

TOTAL CALL OPTIONS WRITTEN
(Premiums Received $426,255)			720,000

TOTAL CALL OPTIONS WRITTEN
(Premiums Received $426,255)			$720,000

(1)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2021, Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at December 31, 2021

As of December 31, 2021, the Fund had the following forward currency contracts outstanding

	Currency to be Received			Currency to be Delivered
			USD Value at			USD Value at	Net Unrealized
			December 31,			December 31,	Appreciation
Settlement Date	Amount	Currency	2021	Amount	Currency	2021	(Depreciation)
1/31/22	50,755,950	USD	$50,755,950	45,000,000	EUR	$51,265,197	$(509,247	)(a)
1/31/22	48,234,895	USD	48,234,895	440,000,000	SEK	48,704,952	(470,057	)(a)
1/31/22	13,966,886	USD	13,966,886	125,000,000	NOK	14,185,961	(219,075	)(a)
1/31/22	7,146,260	USD	7,146,260	6,600,000	CHF	7,249,098	(102,838	)(a)
1/31/22	2,243,610	USD	2,243,610	2,900,000	CAD	2,292,504	(48,894	)(a)
			$122,347,601			$123,697,711	$(1,350,110)

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars

(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2021

ASSETS
Investments in unaffiliated securities, at value (cost $157,157,716)(1) (Note 2)	$217,037,893
Investments in affiliated securities, at value (cost $17,912,940) (Notes 2 and 6)	16,177,019
Cash	212
Foreign Currencies	7
Receivables:
Investment securities sold	969,091
Fund shares sold	27,701
Dividends and interest, net of foreign withholding taxes	4,143
Dividend reclaims	807,460
Due from broker	1,706,322
Securities lending income	19,345
Prepaid expenses	74,001
Total assets	236,823,194

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,350,110
Written options, at value (premiums received $426,255)	720,000
Payables:
Fund shares redeemed	160,257
Collateral for securities out on loan, at value	7,541,333
Investment advisory fees	194,917
Administration fees	40,466
Trustee fees	16,006
Custody fees	11,203
Distribution fees – Investor Class	4,773
Fund accounting fees	1,241
Transfer agent fees	17,056
Other accrued fees	176,597
Total liabilities	10,233,959
NET ASSETS	$226,589,235

COMPONENTS OF NET ASSETS
Paid-in capital	$225,421,222
Total distributable earnings	1,168,013
Net assets	$226,589,235
Investor Class:
Net assets	$23,009,187
Shares issued and outstanding (unlimited number of shares authorized without par value)	1,684,354
Net asset value	$13.66
Institutional Class:
Net assets	$203,580,048
Shares issued and outstanding (unlimited number of shares authorized without par value)	14,781,410
Net asset value	$13.77

(1)	The market value of securities out on loan was $7,218,576 as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2021

INVESTMENT INCOME
Income
Dividends (net of $1,043,868 foreign withholding taxes)
Unaffiliated securities	61,718
Non cash dividend from unaffiliated securities	5,420,718
Interest
Unaffiliated securities	692,237
Affiliated securities	1,132,975
Securities lending income	420,267
Total investment income	7,727,915

EXPENSES (Note 3)
Investment advisory fees	2,612,750
Administration fees	235,005
Legal fees	182,010
Transfer agent fees	123,418
Trustee fees	79,607
Distribution fees - Investor Class	62,732
Audit and tax fees	62,080
Custody fees	50,801
Registration fees	47,551
Chief Compliance Officer fees	42,535
Insurance fees	30,208
Shareholder reporting fees	15,144
Fund accounting fees	8,128
Miscellaneous fees	6,266
Interest expense	864
Total expenses	3,559,099
Net investment income	4,168,816

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FORWARD FOREIGN CURRENCY CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	16,525,675
Investments in affiliated securities	1,104,990
Foreign currencies	(132,835)
Forward foreign currency contracts	9,540,219
Written options	417,161
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(13,707,439)
Investments in affiliated securities	(1,718,572)
Foreign currencies	(61,194)
Forward foreign currency contracts	903,051
Written options	(359,486)
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts & written options	12,511,570
Net increase in net assets resulting from operations	$16,680,386

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$4,168,816	$603,496
Net realized gain (loss) on investments, foreign currency transactions,
forward foreign currency contracts & written options	27,455,210	(84,290,710)
Change in unrealized appreciation (depreciation) on investments, foreign currency
transactions, forward foreign currency contracts & written options	(14,943,640)	(9,856,574)
Net increase (decrease) in net assets resulting from operations	16,680,386	(93,543,788)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Investor Class	(599,203)	(44,640)
Institutional Class	(5,826,290)	(498,356)
Total distributions to shareholders	(6,425,493)	(542,996)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares – Investor Class	(6,023,401)	(24,437,444)
Net decrease in net assets derived from net change in outstanding shares – Institutional Class	(58,962,614)	(195,182,254)
Total decrease in net assets from capital share transactions	(64,986,015)	(219,619,698)
Total decrease in net assets	(54,731,122)	(313,706,482)

NET ASSETS
Beginning of period	281,320,357	595,026,839
End of period	$226,589,235	$281,320,357

Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Investor Class	Shares	Value	Shares	Value
Shares sold	185,192	$2,607,506	409,819	$4,573,508
Shares issued in reinvestment of distributions	43,349	585,217	3,391	42,084
Shares redeemed[1]	(655,279)	(9,216,124)	(2,600,979)	(29,053,036)
Net decrease	(426,738)	$(6,023,401)	(2,187,769)	$(24,437,444)

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
Institutional Class	Shares	Value	Shares	Value
Shares sold	1,656,438	$23,481,894	3,879,793	$44,140,309
Shares issued in reinvestment of distributions	414,328	5,639,010	38,642	483,418
Shares redeemed[2]	(6,263,848)	(88,083,518)	(22,145,690)	(239,805,981)
Net decrease	(4,193,082)	$(58,962,614)	(18,227,255)	$(195,182,254)

[1]	Net of redemption fees of $2,020 and $2,212, respectively.
[2]	Net of redemption fees of $11,826 and $21,920, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Investor Class
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.24	$14.26	$11.70	$15.08	$13.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.19	(0.00)[1]	0.09	0.06	(0.04)
Net realized and unrealized gain (loss) on investments	0.59	(1.00)	2.83	(3.16)	2.48
Total from investment operations	0.78	(1.00)	2.92	(3.10)	2.44

LESS DISTRIBUTIONS
From net investment income	(0.36)	(0.02)	(0.10)	(0.06)	(0.03)
Net realized gains	—	—	(0.26)	(0.22)	(0.36)
Total distributions	(0.36)	(0.02)	(0.36)	(0.28)	(0.39)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$13.66	$13.24	$14.26	$11.70	$15.08
Total return	5.93%	(7.01)%	25.05%	(21.07)%	18.72%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$23,009	$27,956	$61,296	$63,584	$76,772
Portfolio turnover rate	33%	21%	28%	29%	26%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	1.57%	1.55%	1.47%	1.44%	1.50%
Before expenses absorbed or recouped, excluding
interest and dividend expense	1.57%	1.55%	1.47%	1.44%	1.46%
After expenses absorbed or recouped, including
interest and dividend expense	1.57%	1.55%	1.47%	1.44%	1.50%
After expenses absorbed or recouped, excluding
interest and dividend expense	1.57%	1.55%	1.47%	1.44%	1.46%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	1.35%	(0.04)%	0.69%	0.35%	(0.29)%
After expenses absorbed or recouped, including
interest and dividend expense	1.35%	(0.04)%	0.69%	0.35%	(0.29)%

Portfolio turnover is calculated for the Fund as a whole.
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Institutional Class
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.35	$14.35	$11.77	$15.20	$13.10

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.23	0.03	0.12	0.09	(0.00)[1]
Net realized and unrealized gain (loss) on investments	0.59	(1.00)	2.86	(3.30)	2.49
Total from investment operations	0.82	(0.97)	2.98	(3.21)	2.49

LESS DISTRIBUTIONS
From net investment income	(0.40)	(0.03)	(0.14)	0.00 [1]	(0.03)
Net realized gains	—	—	(0.26)	(0.22)	(0.36)
Total distributions	(0.40)	(0.03)	(0.40)	(0.22)	(0.39)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$13.77	$13.35	$14.35	$11.77	$15.20
Total return	6.16%	(6.78)%	25.41%	(20.92)%	19.01%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$203,580	$253,364	$533,731	$443,904	$530,269
Portfolio turnover rate	33%	21%	28%	29%	26%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	1.32%	1.29%	1.22%	1.19%	1.25%
Before expenses absorbed or recouped, excluding
interest and dividend expense	1.32%	1.29%	1.22%	1.19%	1.21%
After expenses absorbed or recouped, including
interest and dividend expense	1.32%	1.29%	1.22%	1.19%	1.25%
After expenses absorbed or recouped, excluding
interest and dividend expense	1.32%	1.29%	1.22%	1.19%	1.21%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	1.60%	0.21%	0.91%	0.60%	(0.02)%
After expenses absorbed or recouped, including
interest and dividend expense	1.60%	0.21%	0.91%	0.60%	(0.02)%

Portfolio turnover is calculated for the Fund as a whole.
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of December 31, 2021.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Advisor’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees (“Board”).  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 —
 Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 —
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of December 31, 2021 (see Schedule of Investments for industry breakout):

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$201,582,837	$—	$701,820	$202,284,657
Corporate Obligations	—	—	15,401,368	15,401,368
Warrants	144,734	316,408	73,831	534,973
Call Options Purchased	—	570,000	—	570,000
Short-Term Investments	6,882,581	—	—	6,882,581
Investments Purchased With Proceeds From
Securities Lending Collateral	7,541,333	—	—	7,541,333
Total Investments in Securities	216,151,485	886,408	16,177,019	233,214,912
Total Assets	$216,151,485	$886,408	$16,177,019	$233,214,912

Liabilities
Call Options Written*	$—	$720,000	$—	$720,000
Unrealized depreciation on
Forward Foreign Currency*	—	1,350,110	—	1,350,110
Total Liabilities	$—	$2,070,110	$—	$2,070,110

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks	Corporate Obligations		Warrants
Balance as of January 1, 2021	$4,049,932	$—		$677,209
Purchases	—	—		—
Sales proceeds and paydowns	(256,146)	—		—
Accreted discounts, net	—	—		—
Corporate Actions	(6,770,966)	—		—
Realized gain (loss)	(8,946,513)	—		—
Change in unrealized appreciation (depreciation)	12,625,513		—	(603,378)
Transfers into/(out of) Level 3	—	15,401,368	(a)	—
Balance as of December 31, 2021	$701,820	$15,401,368		$73,831
Change in unrealized appreciation (depreciation) during the
year for Level 3 investments held at December 31, 2021	$(2,640,180)	$830,429		$73,831

(a)
One corporate obligation transferred from Level 2 to Level 3 due to a lack of observable market data resulting from a decrease in market activity for the security due to a reorganization of the company.

The Level 3 amounts disclosed in the table above consist of three securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The table below indicates the quantitative information about Level 3 fair value measurements for these securities:

					Market Value
		Valuation	Unobservable		Impact if Input
Investment Type	Fair Value	Methodology	Input Type	Inputs	Increases
Corporate Obligation	15,401,368	Discounted Cash Flows	Credit spreads	9.42% to 10.64%	Decrease
			Discount rate	0.74% to 0.97%	Decrease
			Illiquidity discount rate	2%	Decrease

Common Stock	701,820	Market Approach	Liquidation Value	0.042 USD	Increase

Warrant	73,831	Options Pricing Model	Illiquid discount rate	25%	Decrease
			Default rate	1%	Decrease

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Financial Derivative Instruments.  The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the year ended December 31, 2021, the Fund hedged most of its currency exposure through the use of forward foreign currency contracts. During the year, these forward foreign currency contracts have contributed positively to Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Advisor views these as “disability insurance”, for times when global markets experience significant volatility. These options positively affected Fund performance during the period.

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of December 31, 2021 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Foreign Exchange Contracts –	Unrealized appreciation on		Unrealized depreciation on
Forward foreign currency contracts	forward foreign		forward foreign
	currency contracts	$—	currency contracts	$1,350,110
Equity Contracts – Options	Investments in unaffiliated
	securities, at value	570,000	Written options, at value	720,000
Total		$570,000		$2,070,110

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:

	Amount of Realized Gain/Loss on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$9,540,219	$—	$—	$9,540,219
Equity Contracts	—	417,161	277,749	694,910
Total	$9,540,219	$417,161	$277,749	$10,235,129

*	Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

	Change in Unrealized Appreciation or (Depreciation) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$903,051	$—	$—	$903,051
Equity Contracts	—	(359,486)	240,166	(119,320)
Total	$903,051	$(359,486)	$240,166	$783,731

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

The average monthly value outstanding of purchased and written options during the year ended December 31, 2021 were as follows:

Purchased Options	$972,558
Written Options	$(84,294)

The average monthly notional value outstanding of forward foreign currency contracts during the year ended December 31, 2021 was $145,443,051.

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Foreign Securities Risk – Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.  To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Industrials Sector Risk – The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Consumer Discretionary Risk – The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce and automobiles.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in the demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace.

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2021, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets
Gross Amounts not
offset in the Statement of
			Net	Assets and Liabilities
	Gross	Gross	Amounts
	Amounts	Amounts	Presented
	Presented in	Offset in the	in the
	Statement of	Statement of	Statement of
Description/	Assets &	Assets and	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities out on loan
U.S. Bank N.A.	$7,218,576	$—	$7,218,576	$—	$(7,218,576)[1]	$—
	$7,218,576	$—	$7,218,576	$—	$(7,218,576)	$—

Liabilities
Gross Amounts not
offset in the Statement of
			Net	Assets and Liabilities
	Gross		Amounts
	Amounts	Financial	Presented
	Presented in	Instruments	in the
	Statement of	with	Statement of
Description/	Assets &	Allowable	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Netting	Liabilities	Instruments	Pledged	Amount
Forward Foreign
Currency Contracts
Bank of New York	$1,350,110	$—	$1,350,110	$—	$—	$1,350,110
Written Options
Cowen, Inc.	720,000	—	720,000	—	(720,000)	—
	$2,070,110	$—	$2,070,110	$—	$(720,000)	$1,350,110

[1]	The Fund received cash collateral of $7,541,333, which was subsequently invested in the First American Government Obligations Fund - Class X as reported in the Schedule of Investments.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2021, the Fund does not intend to defer any late-year ordinary and capital losses.

As of December 31, 2021, the Fund had Short Term Capital Loss Carryovers of $2,448,232 and Long Term Capital Loss Carryovers of $50,444,707 available for federal income tax purposes. During the tax year ended December 31, 2021, the Fund utilized $8,269,302 of Short Term Capital Loss Carryover and $21,271,301 of Long Term Capital Loss Carryover.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the Fund had no reclassifications of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2018-2020), or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the year December 31, 2021.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

I.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and  (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending.  The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. act as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the year ended December 31, 2021, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the First American Government Obligations Fund - X Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.
Restricted and Illiquid Securities.  The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions.  The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Global Outbreak.  The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. Health crises caused by the recent outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines for COVID-19 are becoming more widely available, the full impacts of a pandemic or disease outbreaks are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time.

S.
LIBOR Discontinuation.  Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

T.
SEC Rule 18f-4.  In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Fund will be required to comply with Rule 18f-4 by August 19, 2022.  It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives.  Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s).  When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

U.
SEC Rule 2a-5.  In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

V.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund's financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2021, the Fund incurred $2,612,750 in advisory fees, of which $194,917 was payable to the Adviser at December 31, 2021.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), effective October 28, 2020, the Adviser has agreed, until April 30, 2023, to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets of 1.60% for the Fund’s Investor Class shares and 1.35% for the Fund’s Institutional Class shares. There were no waivers or reimbursements in either class during the year ended December 31, 2021.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Compass Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.

At a meeting held on August 22, 2018, the Board approved a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. At a meeting held on November 8, 2021, the Board approved the renewal of the LoC. Borrowing under the LoC is limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $20,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate which was 3.25% at December 31, 2021. Interest expense incurred for the Fund, if any, is disclosed on the Statement of Operations. For the year ended December 31, 2021, the Fund had average borrowings of $25,619 and the weighted average interest rate on the LoC borrowings was 3.25%. The Fund had maximum borrowings of $6,549,000 during the year. The fund had no borrowings outstanding as of December 31, 2021.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $84,901,291 and $149,157,444, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2021.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2021 and for the year ended December 31, 2020 for the Fund were as follows:

	December 31, 2021	December 31, 2020
Distributions paid from:
Ordinary income*	$6,425,493	$542,996
Long-term capital gains**	—	—
Total distributions	$6,425,493	$542,996

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2021, Continued

As of December 31, 2021, the components of accumulated losses on a tax basis were as follows:

Total Portfolio
Cost of investments	$174,840,522
Gross tax unrealized appreciation	77,172,954
Gross tax unrealized depreciation	(19,096,520)
Net tax unrealized appreciation	58,076,434
Undistributed ordinary income	782,089
Undistributed long-term capital gain	—
Total distributable earnings	782,089
Other accumulated losses	(57,690,510)
Total accumulated gains	$1,168,013

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives).

NOTE 6 – Investments in Affiliates

The Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2021. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	January 1,				Realized
Issuer	2021	Purchases		Sales	Gain (Loss)
Emergent Capital, Inc. (United States)[1]	$4,344,600	$—		$(3,342,000)[2]	$—
Enzo Biochem, Inc. (United States)[1]	6,566,130	—		(8,691,069)	1,104,990
Lamington Road DAC, 9.750% Cash
or 14.000% PIK, 4/7/2121 (United States)	—	14,570,940	[2]	—	—
Lamington Road Grantor Trust (United States)	—	3,342,000	[2]	—	—
Lamington Road Grantor Trust Warrant (United States)	—	—	[2]	—	—

	$10,910,730	$17,912,940		$(12,033,069)	$1,104,990

	Change in				Share
	Unrealized			Value	Balance
	Appreciation	Dividend		December 31,	December 31,
Issuer	(Depreciation)	Income		2021	2021
Emergent Capital, Inc. (United States)[1]	$(1,002,600)	$—		$—	—
Enzo Biochem, Inc. (United States)[1]	1,019,949	—		—	—
Lamington Road DAC, 9.750% Cash
or 14.000% PIK, 4/7/2121 (United States)	830,428	—		15,401,368	15,140,944	[3]
Lamington Road Grantor Trust (United States)	(2,640,180)	—		701,820	16,710,000
Lamington Road Grantor Trust Warrant	73,831	—		73,831	4,344,786
	$(1,718,572)	$—		$16,177,019	36,195,730

[1]	Issuer was no longer an affiliate as of December 31, 2021.
[2]
 Emergent Capital, Inc. (“Emergent”) was recapitalized on April 7, 2021 under a Plan of Reorganization (the “Plan”). Under this Plan, all the tranches of the capital structure of Emergent were exchanged into securities of Lamington Road.

[3]	Principal Amount.

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Evermore Global Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Evermore Global Value Fund (the “Fund”) (the sole portfolio constituting Evermore Funds Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole portfolio constituting the Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2009.

New York, New York
March 1, 2022

Evermore Global Value Fund

ANNUAL REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Trust has adopted and implemented a written Liquidity Risk Management Program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended, on behalf of the Fund.  The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed a group of individuals associated with the Trust and the Adviser to serve as the program administrator for the Program (the “Program Administrator”).  The Program Administrator is responsible for the administration and oversight of the Program and for reporting to the Board on at least an annual basis regarding, among other things, the Program’s operation, adequacy, and effectiveness.

At a meeting held on November 8, 2021, the Board received and reviewed a written report (the “Report”) of the Program Administrator concerning the operation of the Program for the period from June 1, 2020 through October 22, 2021 (the “Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in reviewing the adequacy and effectiveness of the implementation of the Program with respect to the Fund. The Report stated, among other things, that: (i) the Fund’s strategy was appropriate for an open-end fund during both normal and reasonably foreseeable stressed conditions; (ii) it continues to be appropriate to not set a “highly liquid investment minimum” for the Fund because the Fund primarily holds “highly liquid investments” (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) the Fund had not breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment signiﬁcantly changing the market value of the investment); (iv) the Fund has sufficient tools available to meet liquidity needs; (v) the use of the current third-party vendor continue to be appropriate; and (vi) the Program operated adequately during the Period. The Report also indicated that there were no material changes made to the Program during the Period.

Based on the review, the Report concluded that the Program was being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Board meeting held on November 8, 2021, the Fund’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) with Evermore Global Advisors, LLC (the “Adviser”) for an additional one-year period. The Board considered whether the Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Advisory Agreement. Among other things, the Board reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale, if any, are achieved for the benefit of Fund shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Advisory Agreement.

The Independent Trustees reviewed and discussed the relevant material regarding the proposed renewal of the Advisory Agreement, including the material prepared by Broadridge, an independent provider of investment company data. The Independent Trustees took into account the material requested in connection with the renewal, as well as material they reviewed and considered over the course of the year and during quarterly Board and committee meetings. The Independent Trustees concluded that they had confidence in the Adviser and its personnel with respect to the operation of its business and management of the Fund, its commitment to the ongoing operation of the Fund, its financial strength and use of resources in furtherance of the management of the Fund, its capabilities in terms of managing the Fund from an operational, compliance and investment standpoint, including management of service providers. The Board also took into account the Adviser’s compliance policies and procedures and that the Adviser provided non-advisory, administrative services to the Fund under the Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.

The Independent Trustees considered the overall nature and quality of services provided by the Adviser to the Fund, including as evidenced by the Fund’s investment performance. The Independent Trustees concluded that the performance record over time compared to relevant benchmark indices and peer funds was not favorable for all periods, but that the Adviser was consistently implementing the stated investment mandate, including expected volatility. The Board determined that the portfolio manager and key personnel are well qualified by education, training and experience to perform the services in an efficient and professional manner.

The Independent Trustees were satisfied that the advisory fee was fair in view of the nature and quality of services provided (including the Fund’s global investment strategy and the related costs associated with implementing the same), and in relation to fees charged by peer fund advisers and that the Adviser charged to other clients for similar services. The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the peer group and appreciated the Adviser’s willingness to extend the contractual obligation to subsidize fund expenses for an additional year. The Independent Trustees appreciated the Adviser’s view that asset levels were lower than the capacity to invest client assets pursuant to the Fund’s strategy, that the firm had in previous years subsidized Fund expenses and that the appropriate time to consider whether economies of scale warranted breakpoints in the advisory fee would be when asset levels are significantly higher. However, the Independent Trustees determined that they would continue to monitor fee levels and profitability going forward, with a view toward evaluating whether economies of scale warranted breakpoints in the future. The Independent Trustees also took into account the fact that the Adviser benefits from the use of soft dollar commissions.

Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Board, including all of the Independent Trustees, concluded that it was in the best interests of the Fund to continue the Advisory Agreement with the Adviser for an additional one-year period.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table. Additional information regarding the Trustees is included in the Fund's SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and Audit Committee
(born 1959)	and	Term since	Officer and		Member, Summit Educational
89 Summit Avenue	Audit	2009	Chief Operating		Foundation (2012 – 2019);
3rd Floor	Committee		Officer, AssuredPartners		Director and Treasurer, Summit
Summit, NJ 07901	Chairman		Jamison LLC,		Lacrosse Club (2009 – 2015);
			an Insurance Agent		Audit Committee Chair,
			and Broker		Summit Area YMCA
			(since 2003)		(2011 – 2015).

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-Cali Realty
(born 1940)	and	Term since	EXOP Capital LLC,		Corporation (1999 – 2019);
89 Summit Avenue	Trustee	2011	an investment firm		Director, Albert Einstein
3rd Floor			(since 2005)		College of Medicine (since
Summit, NJ 07901					2016); Former Director,
Cambridge Capital Acquisition
Corp. (2013 – 2015); Trustee,
Montefiore Medical Center
(since 2012).

Stephen J. Balog	Trustee	Indefinite	Owner, Rocky Mountain	1	Director of CDx Diagnostics
(born 1955)	and	Term since	Western, LLC, an online		(2017 to April 2020); Director
89 Summit Avenue	Valuation	2016	Bolo tie retailer (since		of Fizzics Group Inc.
3rd Floor	Committee		2011); Chief Financial		(since 2019); The Citizens
Summit, NJ 07901	Chairman		Officer and Partner,		Campaign (since 2005);
			Growth Partner LLC		Harding Township Civic
			(since 2018); a digital		Association (since 2008);
			marketing agency holding		St. Joseph’s High School
			company; Owner, Camrig,		Foundation (since 2008).
LLC, a camera accessory
company (2013-2020).

Julie Keenan	Trustee	Indefinite	COO, NJ Pandemic	1	KIPP Team Academy (since
(Born 1962)		Term since	Relief Fund (since		2019); Bald Head Island
89 Summit Avenue		2016	2021); Managing		Conservancy (since 2019); The
3rd Floor			Member, EMB		Summit Foundation (since
Summit, NJ 07901			Enterprises, LLC,		2000); Duke University, Pratt
			a consulting company		School of Engineering Board of
			(since 2006)		Visitors (since 2015).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Interested Trustee

Eric LeGoff	Chief	Indefinite	President, COO	1	Former Director, FXCM Inc.
(born 1961)	Executive	Term since	and Director,		(FX Trading Platform)
89 Summit Ave	Officer	2009	Evermore Global		(2010 – 2017); Director,
3rd Floor	and		Advisors, LLC		Summit Area Public
Summit, NJ 07901	Trustee		(since 2009)		Foundation (since 2015).

Term of
	Position	Office and
	with the	Length of
Name, Age and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global Advisors, LLC
(born 1961)	Executive	Term since	(since 2009)
89 Summit Ave	Officer	2009
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO, Portfolio Manager and Director,
(born 1965)		Term since	Evermore Global Advisors, LLC (since 2009)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Bartholomew C. Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since 2015); Chief
(born 1957)	Financial	Term since	Operating Officer of Axiom International Investors, LLC
89 Summit Ave	Officer;	2015	(2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore Global Advisors, LLC
(born 1961)		Term since	(since 2010)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Compliance Director, Cipperman Compliance Services, LLC
(born 1980)	Compliance	Term since	(since 2014); Chief Compliance Officer, Evermore Global Advisors,
89 Summit Ave	Officer;	2017	LLC (since 2017)
3rd Floor	Anti-Money
Summit, NJ 07901	Laundering
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.50%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was 15.62%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2021 was 0.00%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$6,526,305
Foreign Taxes Paid	1,043,868
Foreign Taxes Paid per share	0.063396

Foreign Tax Credit/Deduction	1,043,868
Foreign Tax Credit/Deduction per share	0.06408363

Fund shares Outstanding as of December 31, 2021	16,465,764

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore Funds Trust	To protect your personal information from unauthorized access and use, we use security
protect my personal information?	measures that comply with federal law. These measures include computer safeguards and se cured files and buildings.
How does Evermore Funds Trust	We collect your personal information, for example, when you
collect my personal information?	• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
COMPASS DISTRIBUTORS, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
One Manhattan West
New York, NY 10001

Legal Counsel
FAEGRE DRINKER BIDDLE & REATH LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

www.EvermoreGlobal.com

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Ernst & Young LLP, to perform audit services, audit-related services and tax services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including review of the registrant’s tax returns, taxable income, excise calculations, and year to date estimates for book-to-tax differences.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees and tax fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2021
Audit Fees	$53,300	$57,000
Audit-Related Fees	N/A	N/A
Tax Fees	$11,000	$11,770
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2021
Registrant	$11,000	$11,770
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*  /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date   March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date   March 3, 2022

By (Signature and Title)* /s/ Bart Tesoriero
  Bart Tesoriero, Chief Financial Officer

Date   March 3, 2022

* Print the name and title of each signing officer under his or her signature.